UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 850-1864

Date of fiscal year end:	09/30

Date of reporting period:	03/31/04

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. Semi-Annual Report March 31, 2004

Seligman

Investment Grade
Fixed Income Fund, Inc.

Mid-Year Report
March 31, 2004

Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk

Seligman

140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio of Investments	4

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Notes to Financial Statements	12

Financial Highlights	19

Board of Directors and Executive Officers	22

Glossary of Financial Terms	23

For More Information	back cover

To The Shareholders

Your mid-year shareholder report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains your Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended March 31, 2004, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 1.82% based on the net asset value of Class A shares (excluding the effects of any sales charge). During the same time period, the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 3.88%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/ Credit Index, posted a total return of 3.05%.

Thank you for your continued support of Seligman Investment Grade Fixed Income Fund, Inc. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 7, 2004

Performance Overview (Unaudited)

Investment Results

Total Returns

For the Periods Ended March 31, 2004

				Average Annual

		Class R		Class A, B, C	Class I
		Since		and D Since	Since
	Six	Inception	One	Inception	Inception
Class A**	Months*	4/30/2003*	Year	10/1/2001	11/30/2001

With Sales Charge	(2.98)%	n/a	0.04%	3.64%	n/a

Without Sales Charge	1.82	n/a	5.08	5.70	n/a

Class B**

With CDSC††	(3.51)	n/a	(0.69)	3.79	n/a

Without CDSC	1.44	n/a	4.31	4.92	n/a

Class C**

With Sales Charge and CDSC‡	(0.61)	n/a	2.33	4.51	n/a

Without Sales Charge and CDSC	1.45	n/a	4.31	4.92	n/a

Class D**

With 1% CDSC	0.45	n/a	3.31	n/a	n/a

Without CDSC	1.44	n/a	4.31	4.92	n/a

Class I**	1.96	n/a	5.41	n/a	6.19%

Class R**

With 1% CDSC	0.72	2.97%	n/a	n/a	n/a

Without CDSC	1.71	4.06	n/a	n/a	n/a

Lehman Brothers Government/
Credit Index†	3.05	5.02	6.15	7.43	7.68

Lipper Corporate Debt
BBB-Rated Funds Average†	3.88	7.16	8.58	5.96	7.47

				Dividend and Capital Gain Per Share
				and Yield Information
Net Asset Value Per Share				For the Period Ended March 31, 2004

	3/31/04	9/30/03	3/31/03	Dividendsø	Capital Gainø	SEC Yieldøø

Class A	$7.41	$7.48	$7.35	$0.108	$0.094	2.02%

Class B	7.41	7.48	7.35	0.081	0.094	1.38

Class C	7.41	7.48	7.35	0.081	0.094	1.37

Class D	7.41	7.48	7.35	0.081	0.094	1.39

Class I	7.41	7.48	7.35	0.118	0.094	2.43

Class R	7.41	7.48	n/a	0.101	0.094	1.89

Weighted Average Maturity	12.44 years

See footnotes on page 3.

Performance Overview (Unaudited)

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges. The Manager has contractually undertaken to reimburse expenses other than management and distribution and service fees to the extent that they exceed 0.50% per annum of average net assets through December 31, 2004. Absent such reimbursements, the returns would have been lower.

†	The Lehman Brothers Government/Credit Index (the “Lehman Index”) and the Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Average is an index of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lehman Index excludes the effect of taxes, fees and sales charges and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest directly in an index or average.

††	The CDSC is 5% for periods of one year or less and 3% since inception.
‡	The CDSC is 1% for periods of 18 months or less.
ø	Represents per share amount paid or declared for the period ended March 31, 2004.
øø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2004, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R

1.22%	0.53%	0.53%	0.54%	2.43%	1.27%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Current performance may be higher or lower than the performance quoted.

Portfolio of Investments (Unaudited)

March 31, 2004

	Principal Amount	Value
US Government and
Government Agency Securities 45.8%

US Government Securities 9.1%

US Treasury Bonds:

5.375%, 2/15/2031	$1,090,000	$1,188,441

US Treasury Notes:

3%, 11/15/2007	600,000	616,102

4.25%, 2/15/2013	1,045,000	1,081,290

		2,885,833

Government Agency Securities 12.8%

FHLBø:

2.625, 2/16/2007	1,805,000	1,819,220

3.75%, 8/15/2007	310,000	323,301

FHLMCø:

4.75%, 10/11/2012	210,000	212,646

FNMAø:

2.5%, 7/16/2007	5,000	5,008

3.5%, 10/15/2007	145,000	146,579

5.24%, 8/7/2018	1,090,000	1,184,609

Private Export Funding Corp.:

5.685%, 5/15/2012	330,000	367,229

		4,058,592

Government Agency Mortgage-Backed Securities†ø 23.9%

FHLMC Gold:

4.5%, 11/1/2007	378,640	386,856

5.5%, 6/1/2018	161,953	168,963

6.5%, 7/1/2032	671,450	705,845

6%, 12/1/2032	549,459	571,448

6%, 3/1/2033	946,005	983,862

5.5%, 4/1/2033	645,535	662,280

4.5%, 8/1/2033	1,747,289	1,709,646

5%, 8/1/2033	160,854	161,827

See footnotes on page 7.

Portfolio of Investments (Unaudited)

March 31, 2004

	Principal Amount	Value
Government Agency Mortgage-Backed Securities†ø (continued)

FNMA:

7%, 7/1/2008	$79,810	$85,492

7%, 2/1/2012	42,275	45,284

6.5%, 5/1/2017	132,721	141,296

6.5%, 5/1/2017	99,508	105,937

5.5%, 2/1/2018	217,659	227,004

6%, 3/1/2018	90,703	95,629

7%, 1/1/2032	128,648	136,566

7%, 5/1/2032	294,196	312,303

6.5%, 7/1/2032	293,511	308,460

6%, 3/1/2033	394,964	411,367

5.5%, 8/1/2033	330,357	338,769

		7,558,834

Total US Government and
Government Agency Securities (Cost $14,338,015)		14,503,259

Corporate Bonds 31.9%

Automobiles and Components 2.9%

Delphi 6.5%, 8/15/2013	75,000	80,282

General Motors 7.125%, 7/15/2013	585,000	640,162

General Motors 8.25%, 7/15/2023	170,000	190,235

		910,679

Capital Goods 0.6%

Boeing Capital 5.8%, 1/15/2013	165,000	178,702

Computers and Peripherals 0.6%

International Business Machines 8.375%, 11/1/2019	145,000	197,000

Consumer Staples 2.1%

Anheuser-Busch 4.625%, 2/1/2015	55,000	55,698

Coca-Cola Enterprises 7.125%, 8/1/2017	185,000	226,649

Fortune Brands 2.875%, 12/1/2006	135,000	137,536

Procter & Gamble 6.875%, 9/15/2009	205,000	242,351

		662,234

See footnotes on page 7.

Portfolio of Investments (Unaudited)

March 31, 2004

	Principal Amount	Value
Corporate Bonds (continued)

Financials 9.8%

Bank of America Corp 4.375%, 12/1/2010	$180,000	$185,749

Capital One Bank 4.875%, 5/15/2008	260,000	274,235

CIT Group 4.75%, 12/15/2010	190,000	197,266

Countrywide Funding 4%, 3/22/2011	215,000	213,092

First Tennessee Capital 6.3%, 4/15/2034	245,000	243,946

Ford Motor Credit 5.625%, 10/1/2008	180,000	185,966

Ford Motor Credit 7%, 10/1/2013	245,000	258,989

Goldman Sachs Group 6.345%, 2/15/2034	70,000	72,216

International Lease Finance 3.3%, 1/23/2008	150,000	151,160

KeyCorp 2.75%, 2/27/2007	340,000	344,864

Lehman Brothers Holdings 4.8%, 3/13/2014	185,000	186,537

MetLife 5%, 11/24/2013	185,000	191,594

National Rural Utilities 4.75%, 3/1/2014	185,000	187,931

SLM 4%, 1/15/2009	165,000	169,824

Washington Mutual 4.625%, 4/1/2014	245,000	240,575

		3,103,944

Health Care 0.5%

UnitedHealth Group 3.3%, 1/30/2008	160,000	162,763

Media 4.3%

Time Warner 9.15%, 2/1/2023	295,000	388,181

Time Warner 7.625%, 4/15/2031	830,000	974,680

		1,362,861

Paper and Forest Products 1.7%

MeadWestvaco 8.4%, 6/1/2007	450,000	525,434

Retailing 0.5%

Safeway 4.125%, 11/1/2008	160,000	163,558

Telecommunication Services 7.2%

AT&T Broadband 9.455%, 11/15/2022	95,000	129,283

AT&T 8.75%, 11/15/2031	620,000	733,864

AT&T Wireless 7.875%, 3/1/2011	615,000	734,616

Sprint Capital 8.375%, 3/15/2012	395,000	481,825

Verizon Wireless 5.375%, 12/15/2006	180,000	194,022

		2,273,610

See footnotes on page 7.

Portfolio of Investments (Unaudited)

March 31, 2004

	Principal Amount	Value
Corporate Bonds (continued)

Utilities 1.7%

Carolina Power and Light 5.95%, 3/1/2009	$245,000	$271,820

Dominion Resources 6.75%, 12/15/2032	80,000	87,029

Duke Capital 4.37%, 3/1/2009	110,000	111,351

Duke Energy 5.3%, 10/1/2015	75,000	78,221

		548,421

Total Corporate Bonds (Cost $9,877,638)		10,089,206

Short-Term Holdings 21.5%

Repurchase Agreement 2.6%

State Street Bank and Trust 0.92%, dated 3/31/2004,
maturing 4/1/2004, collateralized by: $730,000
US Treasury Notes 5.75%, 8/18/2010,
with a fair market value of $837,500	814,000	814,000

US Government Securities 18.9%

US Treasury Bills 0.95%, 4/15/2004	6,000,000	5,997,783

Total Short-Term Holdings (Cost $6,811,783)		6,811,783

Total Investments (Cost $31,027,436) 99.2%		31,404,248

Other Assets Less Liabilities 0.8%		247,660

Net Assets 100.0%		$31,651,908

†	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)

March 31, 2004

Assets:

Investments, at value:

Long-term holdings (Cost $24,215,653)	$24,592,465

Short-term holdings (Cost $6,811,783)	6,811,783

Total investments (Cost $31,027,436)	31,404,248

Interest receivable	243,647

Receivable for Capital Stock sold	86,186

Receivable from the Manager (Note 5)	31,218

Expenses prepaid to shareholder service agent	15,566

Other	21,962

Total Assets	31,802,827

Liabilities:

Payable for Capital Stock repurchased	31,484

Dividends payable	31,685

Bank overdraft	25,306

Management fees payable	13,403

Distribution and service fees payable	11,579

Accrued expenses and other	37,462

Total Liabilities	150,919

Net Assets	$31,651,908

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 4,273,740 shares outstanding):

Class A	$2,319

Class B	642

Class C	273

Class D	361

Class I	678

Class R	—

Additional paid-in capital	30,890,254

Dividends in excess of net investment income	(20,934)

Accumulated net realized gain	401,503

Net unrealized appreciation of investments	376,812

Net Assets	$31,651,908

Net Asset Value Per Share:

Class A ($17,177,467 ÷ 2,319,335 shares)	$7.41

Class B ($4,756,633 ÷ 642,212 shares)	$7.41

Class C ($2,020,080 ÷ 272,754 shares)	$7.41

Class D ($2,675,473 ÷ 361,254 shares)	$7.41

Class I ($5,020,701 ÷ 677,975 shares)	$7.41

Class R ($1,554 ÷ 210 shares)	$7.41

See Notes to Financial Statements.

Statement of Operations (Unaudited)

For the Period Ended March 31, 2004

Investment Income:

Interest	$579,252

Expenses:

Shareholder account services	113,410

Management fee	72,636

Distribution and service fees	63,413

Registration	40,061

Auditing and legal fees	21,131

Custody and related services	11,204

Shareholder reports and communications	9,237

Directors’ fees and expenses	3,247

Miscellaneous	2,651

Total Expenses Before Reimbursement	336,990

Reimbursement of expenses (Note 5)	(128,806)

Total Expenses After Reimbursement	208,184

Net Investment Income	371,068

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	226,189

Net change in unrealized appreciation of investments	(52,263)

Net Gain on Investments	173,926

Increase in Net Assets from Operations	$544,994

See Notes to Financial Statements.

Statements of Changes in Net Assets

(Unaudited)

	Six Months Ended	Year Ended
	March 31, 2004	September 30, 2003

Operations:

Net investment income	$371,068	$523,295

Net realized gain on investments	226,189	731,527

Net change in unrealized appreciation of investments	(52,263)	(9,819)

Increase in Net Assets from Operations	544,994	1,245,003

Distributions to Shareholders:

Dividends from net investment income:*

Class A	(218,681)	(332,339)

Class B	(45,127)	(72,904)

Class C	(18,177)	(22,285)

Class D	(23,193)	(29,432)

Class I	(65,871)	(66,324)

Class R	(19)	(11)

Total	(371,068)	(523,295)

Dividends in excess of net investment income:*

Class A	(17,197)	(75,892)

Class B	(4,891)	(20,385)

Class C	(1,971)	(6,324)

Class D	(2,514)	(8,218)

Class I	(4,701)	(14,272)

Class R	(2)	(7)

Total	(31,276)	(125,098)

Net realized short-term gain on investments:*

Class A	(166,253)	(91,741)

Class B	(47,942)	(23,007)

Class C	(19,227)	(4,381)

Class D	(23,283)	(9,102)

Class I	(44,801)	(13,586)

Class R	(17)	—

Total	(301,523)	(141,817)

Net realized long-term gain on investments:

Class A	(26,682)	(15,292)

Class B	(7,694)	(3,835)

Class C	(3,086)	(730)

Class D	(3,731)	(1,517)

Class I	(7,190)	(2,264)

Class R	(3)	—

Total	(48,386)	(23,638)

Decrease in Net Assets from Distributions	(752,253)	(813,848)

See footnotes on page 11.

(Continued on page 11.)

Statements of Changes in Net Assets (continued)

(Unaudited)

	Six Months Ended	Year Ended
	March 31, 2004	September 30, 2003

Capital Share Transactions:

Net proceeds from sales of shares	$3,928,277	$8,004,486

Investment of dividends	2,312,938	516,412

Exchanged from associated funds	1,828,989	19,803,902

Shares issued in payment of gain distributions	273,698	127,441

Total	8,343,902	28,452,241

Cost of shares repurchased	(1,941,246)	(4,857,142)

Exchanged into associated funds	(1,768,412)	(10,271,691)

Total	(3,709,658)	(15,128,833)

Increase in Net Assets from Capital Share Transactions	4,634,244	13,323,408

Increase in Net Assets	4,426,985	13,754,563

Net Assets:

Beginning of period	27,224,923	13,470,360

End of Period (net of dividends in excess of net investment
income of $20,934 and $76,593, respectively)	$31,651,908	$27,224,923

*For tax purposes, these distributions are considered ordinary income.

See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

1.	Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.	Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements (Unaudited)

	a.	Security Valuation — Investments in US Government and government agency securities and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.
d.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.
e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.
f.
Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.
4.
Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the six months ended March 31, 2004, amounted to $15,985,598 and $15,037,139, respectively; purchases and sales of US Government and government agency securities were $24,230,883 and $23,751,220, respectively.
At March 31, 2004, the cost of investments for federal income tax purposes was $31,086,998. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $38,628 and the amortization of premiums for financial reporting purposes of $20,934. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $343,098 and $25,848, respectively.

Notes to Financial Statements (Unaudited)

5.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2004. For the six months ended March 31, 2004, the amount of expenses reimbursed by the Manager to the Fund was $128,806. At March 31, 2004, the Manager owed the Fund $31,218 relating to the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $1,079 from sales of Class A shares. Commissions of $6,416 and $814 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the six months ended March 31, 2004, fees incurred under the Plan aggregated $19,891 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended March 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $22,685, $9,155, $11,678 and $4, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended March 31, 2004, such charges amounted to $1,566.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended March 31, 2004, amounted to $297.

Notes to Financial Statements (Unaudited)

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2004, Seligman Services, Inc. received commissions of $27 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $586 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $113,410 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of March 31, 2004, the Fund’s potential obligation under the Guaranties is $49,500. As of March 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at March 31, 2004, of $845 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.	Committed Line of Credit — The Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2004, the Fund did not borrow from the credit facility.

Notes to Financial Statements (Unaudited)

7. Capital Share Transactions — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended		Year Ended
	March 31, 2004		September 30, 2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	307,597	$2,257,236	512,901	$3,758,587

Investment of dividends	24,888	183,042	42,885	315,515

Exchanged into associated funds	229,791	1,686,317	1,816,143	13,475,803

Shares issued in payment
of gain distribution	20,683	151,194	11,790	85,125

Conversion from Class B share	3,469	25,704	—	—

Total	586,428	4,303,493	2,383,719	17,635,030

Cost of shares repurchased	(160,631)	(1,179,349)	(427,653)	(3,137,554)

Exchanged into associated funds	(120,264)	(884,468)	(874,721)	(6,618,573)

Total	(280,895)	(2,063,817)	(1,302,374)	(9,756,127)

Increase	305,533	$2,239,676	1,081,345	$7,878,903

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	9,340	$68,547	48,561	$357,066

Investment of dividends	173,964	1,273,530	8,991	66,172

Exchanged into associated funds	4,765	35,051	529,275	3,899,950

Shares issued in payment
of gain distribution	4,295	31,397	1,651	11,922

Total	192,364	1,408,525	588,478	4,335,110

Cost of shares repurchased	(51,541)	(378,782)	(111,110)	(817,764)

Exchanged into associated funds	(89,173)	(652,260)	(293,942)	(2,171,962)

Conversion to Class A share	(3,469)	(25,704)	—	—

Total	(144,183)	(1,056,746)	(405,052)	(2,989,726)

Increase	48,181	$351,779	183,426	$1,345,384

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	13,990	$102,940	162,993	$1,197,432

Investment of dividends	37,776	278,628	2,778	20,475

Exchanged into associated funds	1,946	14,308	214,655	1,577,298

Shares issued in payment
of gain distribution	2,359	17,247	669	4,834

Total	56,071	413,123	381,095	2,800,039

Cost of shares repurchased	(19,420)	(142,009)	(56,355)	(414,788)

Exchanged into associated funds	(12,993)	(95,373)	(161,567)	(1,183,150)

Total	(32,413)	(237,382)	(217,922)	(1,597,938)

Increase	23,658	$175,741	163,173	$1,202,101

Notes to Financial Statements (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2004		September 30, 2003

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	34,789	$255,624	96,921	$711,804

Investment of dividends	78,795	577,717	4,838	35,567

Exchanged into associated funds	3,308	24,336	115,463	850,851

Shares issued in payment
of gain distribution	3,143	22,973	1,345	9,710

Total	120,035	880,650	218,567	1,607,932

Cost of shares repurchased	(27,681)	(203,352)	(49,724)	(367,951)

Exchanged into associated funds	(18,560)	(136,311)	(40,555)	(298,006)

Total	(46,241)	(339,663)	(90,279)	(665,957)

Increase	73,794	$540,987	128,288	$941,975

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	169,752	$1,243,930	269,320	$1,978,097

Investment of dividends	9,376	68,977	10,696	78,667

Shares issued in payment
of gain distribution	6,959	50,868	2,195	15,850

Total	186,087	1,363,775	282,211	2,072,614

Cost of shares repurchased	(5,139)	(37,754)	(15,912)	(119,085)

Increase	180,948	$1,326,021	266,299	$1,953,529

	Six Months Ended		April 30, 2003* to
	March 31, 2004		September 30, 2003

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	—	$—	202	$1,500

Investment of dividends	3	21	2	16

Shares issued in payment
of gain distribution	3	19	—	—

Increase	6	$40	204	$1,516

* Commencement of offering of shares.

Notes to Financial Statements (Unaudited)

8.	Other Matters — The Manager conducted an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Seligman Investment Grade Fixed Income Fund, Inc. was not affected by either of the circumstances described above and, accordingly, will not receive any payments from the Manager.

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Class A				Class B

			Year Ended			Year Ended
	Six Months		September 30,		Six Months	September 30,
	Ended				Ended
	3/31/04		2003	2002	3/31/04	2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$7.48		$7.41	$7.14	$7.48	$7.41	$7.14

Income from Investment Operations:

Net investment income	0.10		0.18	0.23	0.07	0.13	0.17

Net realized and unrealized gain
on investments	0.03		0.17	0.29	0.03	0.17	0.30

Total from Investment Operations	0.13		0.35	0.52	0.10	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.10)		(0.18)	(0.23)	(0.07)	(0.13)	(0.18)

Dividends in excess of net
investment income	(0.01)		(0.04)	(0.02)	(0.01)	(0.04)	(0.02)

Distributions from net realized capital gain	(0.09)		(0.06)	—	(0.09)	(0.06)	—

Total Distributions	(0.20)		(0.28)	(0.25)	(0.17)	(0.23)	(0.20)

Net Asset Value, End of Period	$7.41		$7.48	$7.41	$7.41	$7.48	$7.41

Total Return:	1.82%		4.94%	7.48%	1.44%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$17,177		$15,055	$6,906	$4,757	$4,441	$3,041

Ratio of expenses to average net assets	1.25	%*	1.25%	1.25%	2.00%*	2.00%	2.00%

Ratio of net income to average net assets	2.74	%*	2.46%	3.18%	1.99%*	1.71%	2.43%

Portfolio turnover rate	149.73%		508.53%	253.47%	149.73%	508.53%	253.47%

Without expense reimbursement:†

Ratio of expenses to average net assets	2.27	%*	2.50%	5.52%	3.03%*	3.25%	6.27%

Ratio of net income (loss) to
average net assets	1.72	%*	1.21%	(1.09)%	0.96%*	0.46%	(1.85)%

See footnotes on page 21.

Financial Highlights (Unaudited)

	Class C			Class D

		Year Ended			Year Ended
	Six Months	September 30,		Six Months	September 30,
	Ended			Ended
	3/31/04	2003	2002	3/31/04	2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$7.48	$7.41	$7.14	$7.48	$7.41	$7.14

Income from Investment Operations:

Net investment income	0.07	0.13	0.17	0.07	0.13	0.17

Net realized and unrealized gain
on investments	0.03	0.17	0.30	0.03	0.17	0.30

Total from Investment Operations	0.10	0.30	0.47	0.10	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.07)	(0.13)	(0.18)	(0.07)	(0.13)	(0.18)

Dividends in excess of net
investment income	(0.01)	(0.04)	(0.02)	(0.01)	(0.04)	(0.02)

Distributions from net realized capital gain	(0.09)	(0.06)	—	(0.09)	(0.06)	—

Total Distributions	(0.17)	(0.23)	(0.20)	(0.17)	(0.23)	(0.20)

Net Asset Value, End of Period	$7.41	$7.48	$7.41	$7.41	$7.48	$7.41

Total Return:	1.45%	4.17%	6.69%	1.44%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,020	$1,862	$636	$2,675	$2,149	$1,179

Ratio of expenses to average net assets	2.00%*	2.00%	2.00%	2.00%*	2.00%	2.00%

Ratio of net income to average net assets	1.99%*	1.71%	2.43%	1.99%*	1.71%	2.43%

Portfolio turnover rate	149.73%	508.53%	253.47%	149.73%	508.53%	253.47%

Without expense reimbursement:†

Ratio of expenses to average net assets	3.03%*	3.25%	6.27%	3.03%*	3.25%	6.27%

Ratio of net income (loss) to
average net assets	0.96%*	0.46%	(1.85)%	0.96%*	0.46%	(1.85)%

See footnotes on page 21.

Financial Highlights (Unaudited)

	Class I				Class R

	Six Months	Year	11/30/01**		Six Months		4/30/03**
	Ended	Ended	to		Ended		to
	3/31/04	9/30/03	9/30/02		3/31/04		9/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.48	$7.41	$7.13		$7.48		$7.42

Income from Investment Operations:

Net investment income	0.11	0.20	0.20		0.09		0.06

Net realized and unrealized gain
on investments	0.03	0.17	0.30		0.03		0.09

Total from Investment Operations	0.14	0.37	0.50		0.12		0.15

Less Distributions:

Dividends from net investment income	(0.11)	(0.20)	(0.20)		(0.09)		(0.06)

Dividends in excess of net
investment income	(0.01)	(0.04)	(0.02)		(0.01)		(0.03)

Distributions from net realized capital gain	(0.09)	(0.06)	—		(0.09)		—

Total Distributions	(0.21)	(0.30)	(0.22)		(0.19)		(0.09)

Net Asset Value, End of Period	$7.41	$7.48	$7.41		$7.41		$7.48

Total Return:	1.96%	5.26%	7.19%		1.71%		1.98%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$5,021	$3,715	$1,709		$2		$2

Ratio of expenses to average net assets	0.97%*	1.00%	1.00	%*	1.50	%*	1.50	%*

Ratio of net income to average net assets	3.02%*	2.71%	3.37	%*	2.48	%*	1.94	%*

Portfolio turnover rate	149.73%	508.53%	253.47	%††	149.73%		508.53	%†††

Without expense reimbursement:†

Ratio of expenses to average net assets	1.03%*	1.08%	5.10	%*	2.30	%*	1.69	%*

Ratio of net income (loss) to average
net assets	2.96%*	2.63%	(0.73	)%*	1.68	%*	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	The Manager has agreed to reimburse certain expenses of the Fund (Note 5).
††	For the year ended September 30, 2002.

†††	For the year ended September 30, 2003.
See Note to Financial Statements.

Board of Directors

Robert B. Catell 2, 3

•	Chairman, Chief Executive Officer and Director, KeySpan Corporation

John R. Galvin 1, 3

•	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 2, 3

•	President Emerita, Sarah Lawrence College
•	Director, Jeannette K. Watson Summer Fellowship
•	Trustee, Committee for Economic Development

Frank A. McPherson 2, 3

•	Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
•	Director, ConocoPhillips
•	Director, Integris Health

John E. Merow 1, 3

•	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP
•	Director, Commonwealth Industries, Inc.
•	Trustee, New York-Presbyterian Hospital

Betsy S. Michel 1, 3

•	Trustee, The Geraldine R. Dodge Foundation

William C. Morris

•	Chairman, J. & W. Seligman & Co. Incorporated
•	Chairman, Carbo Ceramics Inc.

Leroy C. Richie 1, 3

•	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
•	Director, Kerr-McGee Corporation

Robert L. Shafer 2, 3

•	Retired Vice President, Pfizer Inc.

James N. Whitson 1, 3

•	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino

•	Director and President, J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Chairman, ICI Mutual Insurance Company
•	Member of the Board of Governors, Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Christopher J. Mahony

Vice President

Thomas G. Rose

Vice President
Lawrence P. Vogel

Vice President and Treasurer
Frank J. Nasta

Secretary

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semian-nual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

For More Information

Manager
J. & W. Seligman & Co. Incorporated 100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXIG3 3/04

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 3, 2004

By:	/S/LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 3, 2004

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.